UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2024

Date of Report (Date of earliest event reported)

Bicycle Therapeutics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-38916	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blocks A & B, Portway Building, Granta Park Great Abington, Cambridge United Kingdom	CB21 6GS
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 1223 261503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.01 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.01 per share	BCYC	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 23, 2024, Bicycle Therapeutics plc (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”). Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of 25,933,706 of its American Depositary Shares (“ADSs”), each representing one of the Company’s ordinary shares, nominal value £0.01 per share (the “Ordinary Shares”), and in lieu of ADSs to Investors that so choose, non-voting ordinary shares (the “Non-Voting Ordinary Shares”), each at a purchase price equal to $21.42 per share (the “Private Placement”). The Purchase Agreement contained customary representations and warranties from the Company and the Investors and customary closing conditions. The closing of the Private Placement is expected to occur on May 28, 2024 (the “Closing Date”). The Company anticipates the aggregate gross proceeds of the Private Placement will be approximately $555 million before deducting placement agent fees and other expenses.

Pursuant to the Purchase Agreement, the Company has agreed to prepare and file a registration statement with the Securities and Exchange Commission no later than 30 calendar days following the Closing Date, or a prospectus supplement to its registration statement on Form S-3ASR (File No. 333-272248) (if such registration statement is then effective) no later than 15 business days following the Closing Date, for purposes of registering the Registrable Securities (as defined in the Purchase Agreement). The ADSs are registered on registration statements on Form F-6 (File Nos. 333-231422 and 333-279465).

The Company has also agreed, among other things, to indemnify the Investors, their officers, directors, and constituent partners, legal counsel, and each person who controls such Investors from certain liabilities and to pay certain legal fees and other expenses reasonably incurred by the Investors in connection therewith.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure regarding the ADSs and Non-Voting Ordinary Shares to be sold under the Purchase Agreement as set forth under Item 1.01 of this report is incorporated by reference under this Item 3.02.

The securities described above under Item 1.01 have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Based in part upon the representations of the Investors, the Company relied on the exemption afforded by Section 4(a)(2) and Rule 506 of Regulation D under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. Each of the Investors has represented that it is an “accredited investor” as defined in Regulation D of the Securities Act and that it is acquiring the securities for investment only and not with a view towards, or for, resale in connection with the public sale or distribution thereof, and appropriate legends will be affixed to the ADSs and Non-Voting Ordinary Shares. The sale of the ADSs and Non-Voting Ordinary Shares did not involve a public offering and was made without general solicitation or general advertising.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 8.01.	Other Events.

Upon closing of the Private Placement, the Company estimates that its cash and cash equivalents will be approximately $1.0 billion, which the Company anticipates will extend expected financial runway into the second half of 2027. This cash estimate is unaudited and a preliminary estimate based on information currently available to management, and is subject to completion of financial closing procedures. As a result, this amount may differ materially from the amount that will be reflected in the Company’s financial statements as of and for the quarter ended June 30, 2024.

The preliminary financial results have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent auditors have not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial results. Accordingly, the Company’s independent auditors do not express an opinion or any other form of assurance with respect thereto.

Forward-Looking Statements

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipates,” “expects,” “estimates,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Certain statements contained in this report, including those relating to the closing of and anticipated gross proceeds from the Private Placement and the Company’s estimated financial resources and expected financial runway following the Private Placement, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Private Placement does not close, that the Company’s projections regarding its estimated financial resources and expected cash runway are inaccurate or that the conduct of its business requires more cash than anticipated. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this report are discussed in the Company’s filings with the SEC, including under the heading “Risk Factors” contained therein, which are available at www.sec.gov. Any forward-looking statements contained in this report speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances or otherwise, except as otherwise required by law. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024	Bicycle Therapeutics plc

	By:	/s/ Alethia Young
Name: Alethia Young
Title: Chief Financial Officer